EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-117054; No. 333-100804 and No. 333-54632) of our report dated June 30, 2008, 2008 relating to the 2007 consolidated financial statements of MIND C.T.I. Ltd., which appear in this Form 20-F.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
June 30, 2008	Certified Public Accountants (Isr.)